UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

Menlo Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 755-7936

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MNLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 9, 2020, the audit committee (the “Audit Committee”) of the board of directors of Menlo Therapeutics Inc. (the “Company”) dismissed Kesselman & Kesselman (“Kesselman”) as the Company’s independent registered public accounting firm and appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Kesselman is an Israeli member firm of PwC and served as the independent registered public accounting firm for Foamix Pharmaceuticals Ltd. (“Foamix”) prior to its merger with the Company on March 9, 2020 (the “Merger”). This decision was made by the Audit Committee in connection with the transition of the Company’s accounting and finance functions from Israel to the United States.

Kesselman did not issue a report on the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2018 as they were appointed on April 2, 2020. As previously disclosed in the Company’s Current Report on Form 8-K, filed on April 6, 2020, Mayer Hoffman, the former auditor of the Company, issued a report on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 which did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2019 and December 31, 2018, and for the subsequent interim period through June 9, 2020, there were no: (i) disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Kesselman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Kesselman, would have caused Kesselman to make reference thereto in connection with the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2020; or (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kesselman with a copy of the foregoing disclosures and requested that Kesselman provide a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such disclosures in accordance with Item 304(a)(3) of Regulation S-K. A copy of Kesselman’s letter dated June 9, 2020 is filed herein as Exhibit 16.1.

During the years ended December 31, 2019 and December 31, 2018, and the subsequent interim period through June 9, 2020, neither the Company nor anyone acting on its behalf consulted with PwC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description
16.1	Letter from Kesselman & Kesselman dated June 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENLO THERAPEUTICS INC.

Date: June 10, 2020	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel